[497(e)]

                              RSI Retirement Trust

                                Core Equity Fund
                           Emerging Growth Equity Fund

                       Supplement dated September 2, 2003
                      to Prospectus dated February 1, 2003


Core Equity Fund

         On August 26, 2003, the Board of Trustees of RSI Retirement Trust (the "Trust") met and approved several changes relating to the investment management of the Core Equity Fund ("Core"). The Board approved the termination of the Trust's investment management agreement with Retirement System Investors Inc. ("Investors") with respect to Investors' services as investment adviser and portfolio manager of Core and approved two new managers to replace Investors, effective September 15, 2003. Investors remains investment adviser to all other investment funds in the Trust. Portfolio management of Core will be split, 60% - 40%, between two new portfolio managers, Dresdner RCM Global Investors LLC ("Dresdner"), San Francisco, California, and Northern Trust Investments, N.A. ("Northern Trust"), Chicago, Illinois, respectively.

         Dresdner will manage its portion of Core using the same management approach described in the Prospectus. Northern Trust will use an index approach in managing its portion of Core (the "Index Portion"), according to which it will seek to track the performance of the S&P 500 Index (the "Index"). Core's investment objective will not change.

         Dresdner is a global asset management organization with approximately $30 billion under management in its San Francisco office and an additional $14 billion under management in affiliated offices. Dresdner will use a team approach to manage its portion of the Core portfolio, under the leadership of one or more senior portfolio managers. Dresdner has agreed to serve as a portfolio manager at an annual fee of 0.40% on the first $100 million of assets, 0.25% on the next $300 million of assets, 0.20% on the next $600 million of assets and 0.15% on assets over $1 billion. These fee schedule rates are lower than the fee schedule rates paid to Investors under the existing contract. Fees are payable as of the last day of each calendar quarter, based on the average of the asset value as of the last day of each month of each calendar quarter.


         Northern Trust is a global, multi-asset class investment manager that, together with its affiliates, has been managing S&P 500 index assets for over 25 years and currently manages approximately $60 billion in S&P 500 index assets. Northern Trust's objective is to approximate the risk and return characteristics of the S&P 500 and to hold each index constituent in its proportional index weighting. Northern Trust has agreed to serve as a portfolio manager at an annual fee of 0.16% on the first $25 million of assets, 0.10% on the next $25 million of assets, 0.06% on the next $50 million of assets and 0.04% on assets over $100 million. These fee schedule rates are lower than the fee schedule rates paid to Investors under the existing contract. Fees are payable in the same manner as described above for Dresdner.


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         The Index Portion of Core managed by Northern Trust will be managed using a replication strategy, under which Northern Trust will seek to track the performance of the Index by purchasing the securities represented in the Index in approximately the same weightings as the Index. Generally, securities in the Index Portion will not be changed other than in conjunction with changes in the Index, even if there are adverse developments concerning a particular security, company or industry. The Index Portion will be subject to "index risk" which means that the performance of the Index Portion of Core will be closely tied to the Index. If the Index loses value, it is likely that the performance of the Index Portion will go down as well. In addition, performance will not exactly match that of the Index because Core incurs operating expenses and investment overhead as part of its normal operations while an index is an unmanaged group of securities that does not have these expenses. The factors that can cause the Index Portion to perform differently from the Index are called tracking differences.

         Investment management agreements between the Trust and Dresdner and between the Trust and Northern Trust will be submitted for Unitholder approval at a meeting of Core Unitholders to be held during the fourth quarter of 2003. It is also expected that Unitholders will be asked to approve an amended agreement between Investors and the Trust under which Investors would serve as investment manager of Core with Dresdner and Northern Trust serving as sub-advisers.

         Effective September 2, 2003, and until the investment management agreements with Dresdner and Northern Trust become effective on September 15, 2003, Martin J. Cunningham, CFA, Vice President and Investment Manager of Investors will be interim investment portfolio manager of Core, replacing Michele A. Ward. Background information on Mr. Cunningham appears in the last paragraph on page 21 of the Prospectus, addressing the Value Equity Fund, which Mr. Cunningham will continue to manage.

Emerging Growth Equity Fund


         Neuberger Berman Inc., the parent company of Neuberger Berman Management Inc., ("NB Management"), which serves as investment manager of a portion of the Emerging Growth Equity Fund portfolio, has announced that it has entered into an agreement with Lehman Brothers Holdings Inc. whereby Lehman Brothers would acquire Neuberger Berman Inc. The agreement is subject to the approval of the stockholders of Neuberger Berman Inc. If the agreement is approved by those stockholders and other required approvals are obtained, it is anticipated that the closing will take place in the fourth quarter of 2003. The acquisition would constitute an "assignment" as defined in the Investment Company Act of 1940, which would automatically terminate the investment management agreement with NB Management. If such assignment and termination in fact occur, the Board of Trustees will take appropriate measures so that the provision of investment management services to Emerging Growth Equity Fund is not interrupted. Any new investment management agreement approved by the Board of Trustees, including one that provides for the continuation of NB Management as investment manager, will be presented to Unitholders for their approval.